                                                                   EXHIBIT 10.12

                           NON-COMPETITION AGREEMENT


                                    BETWEEN


                         TORONTO STAR NEWSPAPERS LTD.

                                    - AND-


                          TELE-DIRECT (SERVICES) INC.


                                    - AND -


                            CITYSEARCH CANADA INC.


                                    - AND -


             METROLAND PRINTING, PUBLISHING AND DISTRIBUTING LTD.



                          MADE AS OF AUGUST 31, 1998

                           NON-COMPETITION AGREEMENT


          THIS AGREEMENT made as of August 31, 1998;


BETWEEN:


               TORONTO STAR NEWSPAPERS LTD., a corporation incorporated under the laws of Ontario

               ("Tor News")

               - and -

               TELE-DIRECT (SERVICES) INC., a corporation incorporated under the laws of Canada

               ("Tele-Direct")

               - and -

               CITYSEARCH CANADA INC., a corporation incorporated under the laws of Ontario

               ("CitySearch Canada")

               - and -

               METROLAND PRINTING, PUBLISHING AND DISTRIBUTING LTD., a corporation incorporated under the laws of Ontario

               ("Metroland")


          WHEREAS Tor News, through its affiliate, Metroland, Tele-Direct and CitySearch Canada formed the toronto.com Limited Partnership for the purpose of carrying on the Limited Partnership Business;

          AND WHEREAS Metroland, Tele-Direct and CitySearch Canada, among others, entered into the Limited Partnership Agreement;

          AND WHEREAS CitySearch Inc. and CitySearch Canada are parties to an Amended and Restated License and Services Agreement, under which certain rights were sublicensed to toronto.com;

          AND WHEREAS the parties hereto wish to make arrangements regarding their respective rights and obligations to each other.

          NOW THEREFORE THIS AGREEMENT WITNESSES that, for good and valuable consideration and the payment by each of the parties to the other of the sum of $1.00 of lawful money of Canada (the receipt and sufficiency of which consideration is hereby acknowledged by each of the parties), the parties agree as follows:

                          ARTICLE 1 - INTERPRETATION
                          --------------------------

1.01      DEFINITIONS
          -----------

          In this Agreement, unless something in the subject matter or context is inconsistent therewith, the following terms as used herein, including the recitals, shall have the meanings set forth below:

     (a) "AMENDED AND RESTATED LICENSE AND SERVICES AGREEMENT" means the amended and restated agreement between CitySearch Inc. and CitySearch Canada providing for the licensing to CitySearch Canada of certain software, technology and know-how dated as of August 31, 1998;

     (b) "AGREEMENT" means this agreement and all amendments made hereto by written agreement between the parties hereto;

     (c) "CITYSEARCH INFORMATION SERVICE" means an online service of providing Content related to restaurants, entertainment, retail establishment, community events and other services, including on-line ticketing and sale of merchandise, pertaining to a particular city or geographic region which uses the CitySearch Systems;

     (d) "CITYSEARCH SYSTEMS" has the meaning set forth in Section 1.01 of the Amended and Restated License and Services Agreement;

     (e)  "COMPETING SERVICE" has the meaning set forth in Section 2.01;

     (f) "CONTENT" has the meaning ascribed thereto in the Amended and Restated License and Services Agreement; and

     (g) "LIMITED PARTNERSHIP AGREEMENT" means a limited partnership agreement made as of August 31, 1998 between, among others, 1310818 Ontario Inc., Tele-Direct, Metroland and CitySearch Canada.

1.02      OTHER CAPITALIZED TERMS
          -----------------------

          Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Limited Partnership Agreement.

1.03      HEADINGS
          --------

          The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.04      EXTENDED MEANINGS
          -----------------

          In this Agreement words importing the singular number only shall include the plural and vice versa, words importing any gender shall include all genders.

                       ARTICLE 2 - TERMS AND CONDITIONS
                       --------------------------------

2.01      COVENANT NOT TO COMPETE
          -----------------------

          Each of Tele-Direct, Tor News and CitySearch Canada hereby covenants and agrees that it shall not, directly or indirectly either on its own or through any agent, joint venture, subsidiary or independent contractor, at any time during the currency of this Agreement, offer a local, on-line city guide information service that taken as a whole competes with the CitySearch Information Service of the Limited Partnership (the "Competing Service") anywhere within [*].

2.02      CONTINUATION OF EXISTING BUSINESS
          ---------------------------------

          Nothing herein shall restrict either Tor News or Tele-Direct from continuing or expanding in the Exclusive Territory certain electronic offerings being offered as of the date hereof that are not being transferred to the Limited Partnership pursuant to the Limited Partnership Agreement, or from creating an on-line version of a print product Tor News or Tele-Direct sells or disbtributes, as long as such electronic offerings, considered as a whole, do not comprise a Competing Service. For greater certainty, but without limitation, excluded as


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Competing Services are the Excluded Assets listed in Sections 7.6 and 7.7 of the Limited Partnership Agreement. Provided, however, that wherever possible the Major Limited Partners will use the Limited Partnership as the entity for Greater Toronto Area (the "GTA") related information. If one of the Major Limited Partners does continue, expand or launch an internet service in the GTA (other than the Excluded Assets) that competes with part of the business of the Limited Partnership then such Major Limited Partner shall pay the Limited Partnership the revenues less the costs thereof generated by it from within the GTA from the competitive part of the business. For example, if one of the Major Limited Partners launches a national classifieds database then the Limited Partnership shall receive the revenues less the costs that are generated from classifieds that arise from within the GTA. Such revenues less the costs shall be paid by the Major Limited Partner to the Limited Partnership on a quarterly basis and the Major Limited Partner shall provide the Limited Partnership with financial statements prepared by an independent auditor showing the basis for the calculation of the amount of the payment to the Limited Partnership.

2.03      INTELLECTUAL PROPERTY
          ---------------------

          Each of the parties hereto covenants and agrees with CitySearch Canada that it will not transfer outside the Exclusive Territory, use, or transfer to, disclose to or authorize any third party, affiliated or unaffiliated, to use, the CitySearch Systems and other know-how and intellectual property of CitySearch Canada gained through operation of the Limited Partnership Business.

2.04      NON-SOLICITATION OF EMPLOYEES
          -----------------------------

          Each of the parties hereto hereby covenants and agrees that it shall not, without the prior approval of each of the other parties hereto, directly or indirectly, solicit or endeavour to entice away from any of the other parties hereto, any person who is employed by or otherwise engaged to perform services for any of such other parties hereto.

2.05      CONFIDENTIALITY
          ---------------

     (a) Each of the parties hereto acknowledges that it shall have access to and will be entrusted with information that would reasonably be confidential to the Limited Partnership or the other parties hereto. Such information may include, without limitation, trade secrets, know how, marketing plans and techniques, cost figures, customer lists and other information relating to the customers of the Limited Partnership and the Limited Partners. It is acknowledged that the disclosure of any of such information to competitors of the Limited Partnership or of the parties hereto or to the general public would be highly detrimental to the best interests of the Limited Partnership or the parties hereto, as the case may be. Accordingly, each of the parties hereto hereby covenants and agrees that it shall not, at any time until such information is disseminated to the public or becomes public knowledge other than as a result of a breach of this Agreement, without the consent of the other parties, which consent may be unreasonably withheld, directly or indirectly, communicate or disclose to any Person including to any Affiliates of any of the parties hereto any of such information other than (a) to its professional advisors or the directors, officers, employees or authorized representatives of the Limited Partnership that have a need to know such information; (b) for the purposes of Section 7.8 of the Limited Partnership Agreement; and (c) in furtherance of the Limited Partnership Business; nor shall it use or exploit, directly or indirectly, the same for any purpose other than the purposes of the Limited Partnership. Each of the parties hereto shall take all reasonable measures available to it to keep such information in the strictest confidence.

     (b) Notwithstanding Section 2.05(a), each of the parties hereto may communicate such information if the disclosure of such information is required by any applicable law, governmental rule or regulation, subpoena, or order of any court or governmental agency, provided that each party hereto shall:

          (i)   promptly notify the other parties hereto;

          (ii) consult with the other parties hereto on the advisability of taking steps to resist or narrow such requirement; and

          (iii) if disclosure is required or deemed advisable, co-operate with the other parties hereto in any attempt to obtain an order or other assurance that such information will be accorded confidential treatment.

     (c) The foregoing Sections 2.05(a) and 2.05(b) do not apply to such information that becomes available to the editorial departments of Metroland, Tor News or any of their Affiliates other than through a breach of this Agreement.

2.06      APPLICATION
          -----------

          With the exception of Section 2.05 which shall survive the term of this Agreement for a period of two (2) years, this Agreement ceases to apply to any Limited Partner when such Limited Partner ceases to be a Shareholder or a Limited Partner.

                              ARTICLE 3 - BREACH
                              ------------------

3.01      REMEDIES FOR BREACH
          -------------------

          Each of the parties hereto acknowledges and agrees that any violation of any of the covenants made in this Agreement will cause irreparable damage or injury to the parties hereto for whose benefit it was made, the exact amount of which would be impossible to ascertain, and that, for such reason, the parties hereto shall be entitled to obtain interim, interlocutory, and final injunctive relief restraining a party hereto from breaching, and requiring a party hereto to comply with, its obligations under this Agreement, or to seek and obtain such other relief against a party hereto as may be required to specifically enforce any of the covenants or obligations contained in this Agreement. Each of the parties hereto acknowledges the importance to the Limited Partnership of the strict compliance with the terms of this Agreement and acknowledges that each of parties' interest in the strict enforcement thereof will outweigh the balance of convenience or harm which a party hereto may suffer as a result of the strict enforcement of this Agreement.

3.02      EQUITABLE RIGHTS
          ----------------

          Nothing in this Agreement shall be construed as abrogating or diminishing any right of a party hereto at common law or in equity to restrain a breach of duty including without limitation any breach of trust, confidence or fiduciary duty.

                              ARTICLE 4 - GENERAL
                              -------------------

4.01      TERM
          ----

          Subject to Article 10.1(g) of the Unanimous Shareholder Agreement, this Agreement shall commence on the date hereof and continue until the dissolution or winding-up of the Limited Partnership, with the exception of
Section 2.05 which survives the term of this Agreement for a period of two (2) years.

4.02      FURTHER ASSURANCES
          ------------------

          Each party hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

4.03      NOTICE
          ------

          Any notices or other communications required or permitted hereunder shall be given in accordance with Section 12.6 of the Unanimous Shareholder Agreement.

4.04      SEVERABILITY
          ------------

          Each covenant and provision contained in this Agreement shall be severable, separate and distinct and the unenforceability in whole or in part of any covenant or provision hereof shall be deemed not to affect or impair the validity or enforceability of any other covenant or provision hereof. If any of the activities, time periods or geographical areas specified herein are considered by a court of competent jurisdiction as being unreasonable, the Limited Partners agree that such court shall have authority to limit such activities, time periods or geographical areas to such activities, time periods or geographical areas as the court deems proper in the circumstances.

4.05      ENTIRE AGREEMENT
          ----------------

          This Agreement, the Limited Partnership Agreement, the Unanimous Shareholder Agreement and the Ancillary Agreements constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancel and supersede any prior understandings and agreements between the parties hereto with respect thereto, including the "CitySearch Term Sheet for Partnership Agreement" dated July 16, 1998 and the initialled addendum attached thereto.

4.06      ASSIGNMENT
          ----------

          None of the parties hereto shall have the right to assign or otherwise be relieved of their obligations hereunder, except as may be expressly agreed to in writing by all of the parties hereto. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their successors and permitted assigns.

4.07      AMENDMENT AND WAIVER
          --------------------

          No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

4.08      GOVERNING LAW
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

4.09      COUNTERPARTS
          ------------

          This Agreement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF the parties have executed this Agreement.

                              TORONTO STAR NEWSPAPERS LTD.


                              By: /s/ Rocca Russi
                                 ---------------------------------
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              TELE-DIRECT (SERVICES) INC.


                              By: /s/ D. G. Renwicke
                                 ---------------------------------
                                 Name:
                                 Title:

                              By:________________________________
                                 Name:
                                 Title:

                              CITYSEARCH CANADA INC.

                              By: /s/ Michael Barton
                                 --------------------------------
                                 Name:
                                 Title:

                              METROLAND PRINTING, PUBLISHING &
                              DISTRIBUTING LTD.

                              By: /s/ David Wetherald
                                 -----------------------------
                                 Name:
                                 Title: